                           CONSENT TO ASSET SALE
                           AND RELEASE OF LIENS

     THIS CONSENT TO ASSET SALE AND RELEASE OF LIENS (the "CONSENT"), dated as of August 9, 1999, is given by BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) ("BOFA"), COMERICA BANK-CALIFORNIA ("COMERICA"), SANWA BANK CALIFORNIA ("SANWA" and, together with BofA and Comerica, collectively, the "BANKS" and individually, a "BANK"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association), as agent for the Banks ("AGENT").

                                 RECITALS

     A. Banks, Agent, Westaff (USA), Inc. ("WESTAFF"), and Western Medical Services, Inc. ("WMS") are parties to a certain Credit Agreement dated as of March 4, 1998 (as amended to date, the "CREDIT AGREEMENT"). The Credit Agreement, among other things, contains certain restrictions on the ability of Westaff, WMS, and any guarantors thereunder to dispose of their respective properties.

     B. Westaff, WMS, Alternative Billing Services, Inc., and Western Medical Services (NY), Inc., as sellers (collectively, the "SELLERS"), and Intrepid Companies, Inc., as buyer (the "BUYER") have entered into a certain Asset Purchase Agreement dated July 22, 1999 (the "ASSET PURCHASE AGREEMENT"). Pursuant to the terms of the Asset Purchase Agreement, Sellers have agreed to sell, and Buyer has agreed to purchase, certain of the assets of Sellers used exclusively for the provision of health care services with the exception of certain assets specifically excluded thereunder (the "PURCHASED ASSETS").

     C. Sellers have requested that Banks and Agent consent to the sale of the Purchased Assets and release any liens or encumbrances in the Purchased Assets now existing in favor of Banks and Agent.

     D. Banks and Agent are willing to grant Sellers' request in accordance with the terms and provisions of this Consent.

                                     AGREEMENT

     1. Banks and Agent hereby consent to the sale by Sellers to Buyer of the Purchased Assets pursuant to the terms of the Asset Purchase Agreement and agree that the execution by the Sellers of the Asset Purchase Agreement and the sale of the Purchased Assets shall not constitute an Event of Default under (and as defined in) the Credit Agreement. The consent provided herein is applicable only to the sale of the Purchased Assets pursuant to the Asset Purchase Agreement, and shall not be deemed to be a waiver of any other terms, conditions or covenants of the Credit Agreement.

     2. Banks and Agent agree that the sale of the Purchased Assets to Buyer shall be free and clear of any liens or encumbrances now existing in favor of Banks and Agent and that such liens or encumbrances shall be released as of the Closing Date (as defined in the Asset Purchase Agreement). Agent is hereby authorized by Banks to provide Sellers with the following, which Sellers are authorized to deliver to Buyer upon verification that all conditions to closing as set forth in the Asset Purchase Agreement have been met or waived by the parties thereto:

          (a) Duly executed amendments to any Uniform Commercial Code Financing Statements filed by Agent against Sellers evidencing the release of Agent's security interest in the Purchased Assets;

          (b) Duly executed releases of Agent's security interest in any trademarks or copyrights included within the Purchased Assets in a form suitable for recordation with the U.S. Patent and Trademark Office or the U.S. Copyright Office, as applicable.

     3. Except for the release of liens and encumbrances as provided in Paragraph 2, nothing herein contained shall be deemed to release Sellers from their respective obligations to Banks and Agent under the Credit Agreement or under any guaranties, security agreements or other documents or agreements executed by Sellers in connection with the Credit Agreement, all of which shall continue in full force and effect.

     4. This Consent shall become effective as of August 9, 1999 (the "EFFECTIVE DATE"), provided that each of the following conditions precedent is satisfied on or before the Effective Date:

          (a) The Agent has received this Consent duly executed by each of the Banks, together with a Sellers' Acknowledgment in the form attached hereto;

          (b) The sale of the Purchased Assets as contemplated in the Asset Purchase Agreement has been consummated.

     5. This Consent is conditioned upon Sellers' agreement to deliver to the Agent, within five (5) Business Days (as defined in the Credit Agreement) of the Closing Date, the originals of the installment notes executed by Buyer, payable to Sellers, representing the unpaid balance of the purchase price for the Purchased Assets, which installment notes shall be held by Agent as additional collateral for the Obligations under (and as defined in) the Credit Agreement.

     6. This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent as of the date first above written.

                                   BANK OF AMERICA, N.A., as Agent


                                   By  /s/ David Price
                                       -----------------------------
                                       David Price
                                       Vice President


                                   BANK OF AMERICA, N.A., as a Bank


                                   By  /s/ Lisa M. Thomas
                                     -------------------------------
                                       Lisa M. Thomas
                                       Vice President


                                   COMERICA BANK-CALIFORNIA, as a Bank


                                   By  /s/ Scott Smith
                                       -----------------------------
                                       Scott T. Smith
                                       Vice President


                                   SANWA BANK CALIFORNIA, as a Bank


                                   By  /s/ John J. Brewman
                                       -----------------------------
                                       John J. Brewman
                                       Vice President

                           SELLERS' ACKNOWLEDGMENT


     The undersigned, each a Seller under the Asset Purchase Agreement, each hereby (i) acknowledges the foregoing Consent to Asset Sale and Release of Liens (the "CONSENT"); (ii) acknowledges and agrees that all payments made or to be made to the undersigned by the Buyer under the Asset Purchase Agreement and the installment notes issued thereunder are and shall remain subject to a security interest in favor of Agent for the benefit of Banks pursuant to the terms of the respective security agreement to which the undersigned is party and shall constitute additional collateral for the Obligations under the Credit Agreement; (iii) agrees to deliver to the Agent, within five (5) Business Days of the Closing Date, the originals of the installment notes referred to in the preceding clause; and (iv) agrees that the Uniform Commercial Code Financing Statement amendments and the trademark and copyright releases described in Paragraphs 2(a) and 2(b) of the Consent shall be delivered to Buyer only upon verification that all conditions to closing as set forth in the Asset Purchase Agreement have been met or waived by the parties thereto. (Capitalized terms used herein have the meanings specified in the Consent.)

                              WESTAFF (USA), INC.


Dated:_________________       By     /s/ Paul A. Norberg
                                     -------------------------------
                                     Paul A. Norberg
                                     Executive Vice President and
                                     Chief Financial Officer


                              By     /s/ Michael W. Ehresman
                                     -------------------------------
                                     Michael W. Ehresman
                                     Senior Vice President and
                                     Treasurer


                              WESTERN MEDICAL SERVICES, INC.


Dated:_________________       By     /s/ Gary A. Kittleson
                                     -------------------------------

                              Name:  Gary A. Kittleson
                                     -------------------------------

                              Title: Executive Vice President and
                                     Chief Financial Officer
                                     -------------------------------


                              By     Sherry W. Clark
                                     -------------------------------
                                     Sherry W. Clark
                                     Secretary

                              ALTERNATIVE BILLING SERVICES, INC.


Dated:_________________       By      Gary A. Kittleson
                                      ------------------------------

                              Name:   Gary A. Kittleson
                                      ------------------------------

                              Title:  Executive Vice President and
                                      Chief Financial Officer


                              By      Sherry W. Clark
                                      ------------------------------
                                      Sherry W. Clark
                                      Secretary


                              WESTERN MEDICAL SERVICES (NY), INC.


Dated: _________________      By     /s/ Gary A. Kittleson
                                     -------------------------------

                              Name:  Gary A. Kittleson
                                     -------------------------------

                              Title: Executive Vice President and
                                     Chief Financial Officer

                              By     /s/ Sherry W. Clark
                                     -------------------------------
                                     Sherry W. Clark
                                     Secretary